UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

PGIM Private Credit Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01582	88-1771414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Broad Street Newark, New Jersey	07102-4410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 802-5032

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Second Amended and Restated Subadvisory Agreement

On December 17, 2024, PGIM Investments LLC (the “Manager” or “PGIM Investments”) and PGIM, Inc. (the “Subadviser” or “PGIM”) executed a second amended and restated subadvisory agreement (the “Second Amended and Restated Subadvisory Agreement”). The Second Amended and Restated Subadvisory Agreement, among other things, incorporates PGIM Fixed Income, the primary fixed income asset management unit of the Subadviser, to provide investment management services to the portion of PGIM Private Credit Fund’s (the “Fund”) investments allocated to broadly syndicated loans.

The foregoing description is qualified in its entirety by reference to a copy of the Second Amended and Restated Subadvisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Advisory Fee Waiver

The Manager, investment manager to the Fund, has contractually agreed to waive its management fee and incentive fee through December 31, 2025 (the “Waiver Period”). PGIM Investments previously contractually agreed to waive its management fee and incentive fee through December 31, 2024. Following the Waiver Period, the Manager will receive a management fee at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month, and will receive any applicable incentive fee. The longer an investor holds shares of the Fund’s common stock during this period, the longer such investor will receive the benefit of the management fee waiver period.

The Manager pays a portion of the management fees and incentive fees it receives from the Fund to the Subadviser. No advisory fees are paid by the Fund directly to the Subadviser. During the Waiver Period, the Fund will not bear the cost of the management fee, incentive fee or subadvisory fee.

The foregoing description is qualified in its entirety by reference to copies of the Management Fee Waiver Letter and the Subadvisory Fee Waiver Letter, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Subadvisory Agreement between PGIM Investments LLC and PGIM, Inc., dated November 15, 2024
10.2	Management Fee Waiver Letter between PGIM Private Credit Fund and PGIM Investments LLC, dated December 13, 2024
10.3	Subadvisory Fee Waiver Letter between PGIM Investments LLC and PGIM, Inc., dated December 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGIM PRIVATE CREDIT FUND

Date: December 19, 2024	By:	/s/ George Hoyt
	Name:	George Hoyt
	Title:	Assistant Secretary